Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events (Unaudited)
Subsequent Events (Unaudited)

14. Subsequent Events (Unaudited)

The Company filed a Certificate of Designation in Delaware on February 8, 2012, which designated 2,000 shares of its authorized preferred shares as Series A 0% Convertible Preferred Stock.

The Company received $1.8 million cash, net of $0.2 million in transaction costs, in February 2012 from the issuance of 2,000 shares of the Company’s Series A 0% Convertible Preferred Stock, at a price of $1,000 per share, and warrants to purchase 5.0 million shares of the Company’s Common Stock.  The Shares of Preferred Stock were convertible into an aggregate of 10.0 million shares of the Company’s Common Stock.  A total of 1,224 shares of Preferred Stock were converted into approximately 6.1 million shares of the Company’s Common Stock as of March 23, 2012.

The Company reduced the exercise price and extended the expiration date of the Company’s outstanding Series B Common Stock Purchase Warrants that were issued in a registered direct offering that closed on June 30, 2010 (the “Series B Warrants”) effective January 9, 2012. The Series B Warrants, which originally would have expired at the close of business on January 9, 2012, are exercisable for up to 6,136,363 shares of the Company’s common stock; the original exercise price was $1.64 per share. The exercise price has been reduced to $0.20 per share, and the expiration date has been extended to the close of business on the earlier of (i) April 9, 2012 or (ii) a date selected by the Company in its sole discretion, with respect to which date the Company provides written notice to the warrant holder not less than ten business days in advance.  A total of 3.8 million warrants were exercised for proceeds of $0.8 million as of March 23, 2012.